UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2011

VERTICAL HEALTH SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-23201	59-3635262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

7760 France Avenue South, 11th Floor
Minneapolis, Minnesota 55435
 (Address of principal executive offices) (Zip Code)

(612) 568-4210
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On May 2, 2011, Vertical Health Solutions, Inc., a Florida corporation (the “Company”) issued a press release to announce that the Company will begin doing business as OnPoint Medical Diagnostics and that the Financial Industry Regulatory Authority has approved a change to the Company’s ticker symbol from “VHSLD” to “ONMDD” which went into effect at the open of business on April 28, 2011. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.               Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No	Description
99.1	Press Release of Vertical Health Solutions, Inc. dated May 2, 2011, titled “Vertical Health Solutions to Begin Doing Business as OnPoint Medical Diagnostics and Announces Completion of Symbol Change.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Health Solutions, Inc.

By:	/s/ WILLIAM CAVANAUGH
Name:	William Cavanaugh
Title:	Chief Executive Officer

Date:  May 4, 2011